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                                                              EXHIBIT 23.16

             [LETTERHEAD OF MANN FRANKFORT STEIN & LIPP, P.C.]

                           ACCOUNTANTS' CONSENT

  We consent to the use of our report incorporated herein by reference into the Registration Statement on Form S-4 (Registration No. 333-49611) and to the reference to our firm under the heading "Experts."

                                          /s/ Mann Frankfort Stein & Lipp,
                                          P.C.

Houston, Texas

May 21, 1998